UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 7, 2006

                                  NEOSTEM, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                 0-10909                  22-2343568
         (State Or Other           (Commission               (IRS Employer
         Jurisdiction of            File Number)           Identification No.)
         Incorporation)

                     420 Lexington Avenue, Suite 450
                           New York, New York                        10170
-------------------------------------------------------------------------------
                  (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (212)-584-4180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Items.

On September 7, 2006, NeoStem, Inc. ("NeoStem" or the "Company") entered into an Adult Stem Cell Collection Agreement (the "Agreement") with Ronald Rothenberg, M.D. for the operation by Dr. Rothenberg of a center for the collection of adult stem cells from peripheral blood in Encinitas, California. The collection center shall commence operation within one month of the signing of the Agreement and Dr. Rothenberg shall be responsible for operating the center, including paying associated costs, ensuring it is operated in accordance with applicable laws and other regulations and run in accordance with standards of conduct promulgated by the American Medical Association, among other things. Dr. Rothenberg is also required to use his best efforts to promote the business in the territory and agrees to customary confidentiality and noncompetition provisions and to pay to the Company a specified fee. Pursuant to the Agreement, the Company has granted to Dr. Rothenberg a non-exclusive, non-transferable license, without the right to sublicense, to use the Company's intellectual property and marks in connection with the operation of the collection center. The Company is also providing training and marketing support for the operation of the collection center and shall process and store the adult stem cells collected at the collection center. The fees paid by clients of the collection center in connection with the collection, processing and storage services shall be paid directly to NeoStem, subject to NeoStem's obligation to pay a portion of such collection fees to Dr. Rothenberg as specified in the Agreement. The initial term of the Agreement is one year, subject to earlier termination as specified in the Agreement, and shall be automatically renewed for successive one-year terms unless either party provides 60 days' notice of such party's intent not to renew.

This report contains forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may not be realized due to a variety of factors, including, without limitation, the inability of Dr. Rothenberg to commence operations, the inability to obtain any required governmental licenses, the inability to generate consumer demand, or other risks identified in our other reports filed with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You are cautioned not to place undue reliance on any forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEOSTEM, INC.



                                   By: /s/Catherine M. Vaczy
                                   -------------------------
                                   Catherine M. Vaczy
                                   Vice President and General Counsel



Dated:  September 21, 2006